EXHIBIT 99(a)

Press Release June 21, 2004

WACHOVIA AND SOUTHTRUST TO MERGE IN STOCK-FOR-STOCK TRANSACTION

Accelerating Momentum in High-Growth Southern U.S.

CHARLOTTE, N.C. AND BIRMINGHAM, ALA. – Wachovia Corporation (NYSE: WB) and SouthTrust Corporation (NASDAQ: SOTR) announced today they have signed a definitive merger agreement that will create an unmatched franchise in their high-growth Southeastern footprint and accelerate Wachovia’s planned expansion into Texas.

With this merger, Wachovia will offer 14 million households and businesses in 15 states and Washington, D.C., its premier selection of financial services and products delivered through multiple distribution channels. The combination creates the number 1 bank in the Southeast, with 18 percent deposit share, and provides immediate scale in the fast-growing Texas market. The earnings contribution generated by its high-performing banking and retail securities businesses would increase to 75 percent of Wachovia’s total earnings, based on March 31, 2004, pro forma earnings. With combined assets of $464 billion and combined market capitalization of $76 billion, the financial holding company is the nation’s fourth largest based on assets.

“This transaction gives us clear leadership in a number of attractive, high-growth states, and extends our reach into new southeastern and southwestern states,” said Ken Thompson, Wachovia’s chairman, president and CEO. “It is also financially attractive for both sets of shareholders. It meets Wachovia’s investment return guidelines, while improving the long-term growth prospects for both companies.

“SouthTrust is one of the nation’s best performing, highest quality regional banks. Wachovia and SouthTrust have proven leadership in sales and customer service, as well as expertise in successful merger integration. Both companies are committed to excellence in customer service. We’re excited about what we can do for our customers, communities, employees and shareholders as we join forces,” Thompson said. “We’ll continue the long tradition Wachovia and SouthTrust have of commitment to community through strengthening neighborhoods and leadership in education. We expect to announce a specific community plan within the next several weeks.”

Wachovia has agreed to exchange 0.89 shares of its common stock for each share of SouthTrust common stock. Based on Wachovia’s closing stock price of $47.00 on June 18, 2004, the transaction would be valued at $14.3 billion and represent an exchange value of $41.83 for each share of SouthTrust common stock. It is expected to be accretive to cash earnings per share within 24 months and to operating earnings per share within 30 months, and is expected to provide an internal rate of return (IRR) of 16 percent. Cash earnings are earnings before merger-related and restructuring expenses, intangible amortization and preferred dividends. Operating earnings are earnings before merger-related and restructuring expenses and preferred dividends.

The companies expect the transaction to generate $255 million in annual after-tax expense reductions after a 15-month integration period following completion of the merger. These savings equal 3 percent of the companies’ current combined annualized expense base, or 36 percent of SouthTrust expenses. The companies expect one-time costs, including merger-related and restructuring charges and exit cost purchase accounting adjustments, of $431 million after tax over the integration period, and they estimate that less than $1 billion in deposits would be divested as a condition of regulatory approval.

In addition, Wachovia said it expects to repurchase shares of its common stock in the open market before beginning the proxy solicitation in connection with the shareholder vote on the transaction, and after the vote. Following consummation of the merger, Wachovia expects an additional $1.7 billion of excess capital will be available from the combined company, which Wachovia anticipates using to make incremental share repurchases. The timing and nature of these repurchases will depend on market conditions and applicable securities laws.

The complementary strengths of the two companies are expected to generate significant revenue opportunities, although these expectations are not included in the financial assumptions for the transaction.

“This combination offers something rare. Our goal is for all of our stakeholders to benefit from the expanded resources and broad product set of Wachovia – a big company that takes pride in not acting like one,” said Wallace Malone, chairman and CEO of SouthTrust. “We share the same core values and the same passion about serving our customers, improving our communities, providing meaningful work for our employees and building enduring value for shareholders.

“We have watched carefully as Wachovia completed its recent merger while continuing to improve the customer experience and generating strong earnings growth. Our merger integration timeline and focus on retaining customers is modeled on the Wachovia-First Union model, which we believe is the best in the industry,” Malone added. He will serve as Wachovia’s vice chairman following the completion of the merger.

David M. Carroll, Wachovia senior executive vice president, and Frank Schmidt, SouthTrust Bank vice chairman, will co-lead the integration of the two companies. “We’re eager to leverage our successful merger integration experience with the SouthTrust organization,” Carroll said. “We believe our customer retention and revenue growth results can be duplicated and perhaps even exceeded.”

The combined company will have the top retail banking market share in North Carolina, Virginia, Georgia and South Carolina, and the second largest market share in Washington, D.C., Florida, Alabama, Pennsylvania and New Jersey. The new franchise will have 90 percent of its deposits in markets where it holds the No. 1 or 2 deposit market share.

If the two companies were combined today, they would have total deposits of $267 billion. The company’s 14 million households and businesses would be served by 98,000 employees, 3,200 banking branches and 5,300 ATMs.

Mr. Malone and two other members of SouthTrust’s board of directors will join the Wachovia board of directors when the transaction is completed. Wachovia will continue to be headquartered in Charlotte.

“Wachovia’s recent history has been a story of high performance, execution and focus, revenue growth and expense control,” said Thompson. “We believe the SouthTrust transaction will enable us to generate even higher growth and continue to deliver the performance our investors expect from Wachovia. Our acquisitions have been priced and integrated with discipline, and we have adhered to our financial performance hurdles.”

The transaction is expected to close in the fourth quarter of 2004 and is subject to normal regulatory approvals and approval by both companies’ shareholders. In connection with the agreement, SouthTrust has granted Wachovia an option to purchase, under certain circumstances, up to 19.5 percent of its outstanding common shares.

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Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers throughout the East Coast and the nation, with assets of $411.0 billion, market capitalization of $61.7 billion and stockholders’ equity of $33.3 billion at March 31, 2004. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve 12 million client relationships (including households and businesses), primarily in 11 East Coast states and Washington, D.C. Its full-service retail brokerage firm, Wachovia Securities, LLC, serves clients in 49 states. Global services are provided through 32 international offices. Online banking and brokerage products and services also are available through Wachovia.com.

SouthTrust Corporation (Nasdaq: SOTR) is a $52.7 billion regional bank holding company with headquarters in Birmingham, Ala. SouthTrust operates 712 banking and loan offices and 894 ATMs in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia. The company offers a complete line of banking and other related financial services to commercial and retail customers. The company’s web site is www.southtrust.com.

Merger Conference Call Information

A conference call and audio webcast to discuss the Wachovia-SouthTrust merger will begin at 9 a.m. Eastern Time (8 a.m. Central Time) today. Slides that accompany the conference call are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia-SouthTrust Merger Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 1-888-357-9787 for U.S. callers or 1-706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: 4851.

Replay: Monday, June 21, at 12:30 p.m. Eastern Time (11:30 a.m. Central Time) through 11 p.m. Eastern Time (10 p.m. Central Time) on July 21. Replay telephone number is 1-706-645-9291; access code 8279509.

Video News Release: B-roll with footage of the two companies can be downlinked from the following coordinates: SBS-6, Transponder 15, 11:00-11:30 a.m. ET (10:00-10:30 a.m. Central Time).

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between Wachovia Corporation and SouthTrust Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia’s and SouthTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets” and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s and SouthTrust’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and SouthTrust will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia’s and/or SouthTrust’s shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company’s loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company’s capital markets and asset management activities. Additional factors that could cause Wachovia’s and SouthTrust’s results to differ materially from those described in the forward-looking statements can be found in Wachovia’s and SouthTrust’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to Wachovia or SouthTrust or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Wachovia and SouthTrust do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information

The proposed transaction will be submitted to Wachovia’s and SouthTrust’s shareholders for their consideration, and Wachovia and SouthTrust will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and SouthTrust, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at www.wachovia.com under the tab “Inside Wachovia – Investor Relations” and then under the heading “Financial Reports – SEC Filings”. You may also obtain these documents, free of charge, at www.SouthTrust.com under the tab “About SouthTrust”, then under “Investor Relations” and then under “SEC Documents.” Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782, or to SouthTrust Corporation, P. O. Box 2554, Birmingham, AL 35290, (205)-254-5187.

Wachovia and SouthTrust, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia and SouthTrust in connection with the merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in the proxy statement, dated March 15, 2004, for Wachovia’s 2004 annual meeting of shareholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of SouthTrust and their ownership of SouthTrust common stock is set forth in the proxy statement, dated March 8, 2004, for SouthTrust’s 2004 annual meeting of shareholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

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Investors seeking further information should contact Wachovia Investor Relations: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381, or Jeff Richardson at 704-383-8250; or SouthTrust Investor Relations: Bill Prater at 205-254-5187. Media seeking further information should contact Wachovia Corporate Media Relations: Christy Phillips at 704-383-8178 or Mary Eshet at 704-383-7777; or SouthTrust Corporate Communications: David M. Oliver, 205-254-5523, or dial 254-5130 and ask to speak to a media relations representative.